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                       SECURITIES AND EXCHANGE COMMISSION
                              450 FIFTH STREET, NW
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                                 August 29, 2002
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)

                     NetCurrents Information Services, Inc.
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               (Exact Name of Registrant as Specified in Charter)


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
         Delaware                           0-18410                             95-4233050
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         (State or Other Jurisdiction       (Commission                         (IRS Employer
         of Incorporation)                  File Number)                        Identification No.)
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                     P.O. Box 15457, Beverly Hills, CA 90209
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               (Address of Principal Executive Offices)(Zip Code)





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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Mr. Marshall Sterman of Swampscott, MA, has been elected to the Board of Directors of NetCurrents Information Services, Inc. Mr. Sterman has been involved in various aspects of the investment banking business for the past 40 years. He holds a B.A. from Brandeis University and an M.B.A. from Harvard. Mr. Sterman has also served on the Boards of numerous public companies.

Mr. Sterman and Mr. Rodney Sheldon, the Company's other independent Director will each receive 50,000 options annually to purchase NetCurrents common stock for their services as Directors. No cash payment is made by the Company for their services. The current options will be for a period of three years exercisable at one cent per share.

Mr. Irwin Meyer, Chairman & CEO of the Company will receive no options for his services as a Director.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NetCurrents Information Services, Inc.



                                Irwin Meyer
                            By: Chairman & Chief Executive Officer
                                ---------------------------------------